EXHIBIT 99.2
SLIDE PRESENTATION

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

National Penn Bancshares, Inc.
1st Quarter 2010
Earnings Webcast

11

This presentation contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally
Accepted in the United States of America (“GAAP”). National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. One such measure, annualized return on average tangible common equity, excludes the average balance of acquisition-related goodwill and intangible assets and the average balance of preferred equity in determining average tangible shareholders’ equity. One additional measure, tangible book value, also excludes from total equity goodwill, intangible assets and preferred stock. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Another such measure, core net income (or core earnings), excludes the effects of non-cash, after-tax unrealized gains and losses. Management believes the presentation of these financial measures excluding the impact of the specified items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn. In the case of annualized return on average tangible equity, it provides a method to assess management’s success in utilizing the company’s tangible capital. In the case of tangible book value, it provides a method to assess the level of tangible net assets on a per share basis. In the case of core net income (or core earnings), it provides a method to assess earnings performance, which excludes discretionary and/or infrequently occurring items. This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.
Non-GAAP Financial Measures
Safe Harbor Regarding Forward Looking Statements
This presentation contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’
“project,” ”could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.
National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: increased capital requirements and other requirements or actions mandated by National Penn’s regulators, National Penn’s inability to meet the requirements of the memorandum of understanding or the individual minimum capital ratio requirements issued by its primary regulator, National Penn’s inability to successfully implement its “self-improvement plan”, National Penn’s ability to raise capital and maintain capital levels, variations in interest rates, continued
deterioration in the credit quality of certain loans, the effect of credit risk exposure, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate, competition from other financial institutions, interruptions or breaches of National Penn’s security systems, and the development and maintenance of National Penn’s information technology. These risks and others are described in greater detail in National
Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

12

($000s except per share data)	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009
Net income (loss) available to common shareholders	$1,921	($283,294)	($65,187)	($9,643)	$1,745
After-tax adjustments:					
Pension curtailment gain	(2,643)				
FV mark on trust preferred securities	4,720	(2,385)	4,062	(33)	1,234
Goodwill impairment		275,000			
Securities losses/ OTTI/ CDO sale		1,219	55,619	4,638	6,545
Loss on sale of SNC loan portfolio		3,921			
Gain on sale of wealth unit		(797)			
SERP accrual		1,300			
Insurance proceeds			(2,618)		
FDIC special assessment				3,006	
Core net income (loss)	$3,998	($5,036)	($8,125)	($2,032)	$9,524
Diluted earnings (loss) per common share	$0.02	($2.25)	($0.65)	($0.11)	$0.02
After-tax adjustments:					
Pension curtailment gain	(0.02)				
FV mark on trust preferred securities	0.03	(0.02)	0.04	(0.00)	0.02
Goodwill impairment		2.19			
Securities losses/ OTTI/ CDO sale		0.01	0.56	0.05	0.08
Loss on sale of SNC loan portfolio		0.03			
Gain on sale of wealth unit		(0.01)			
SERP accrual		0.01			
Insurance proceeds			(0.03)		
FDIC special assessment				0.03	
Core diluted earnings (loss) per share	$0.03	($0.04)	($0.08)	($0.02)	$0.12

NATIONAL PENN

Core Earnings Analysis

13

Net Interest Margin
(Taxable Equivalent)

3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
3.11%
3.06%
3.24%
3.29%
3.44%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010

NATIONAL PENN

14

($000s)	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009
Banking - Deposits	$9,650	$10,378	$10,288	$10,066	$9,448
Banking - Mortgages	1,153	1,337	1,884	2,834	2,420
Banking - Other	4,094	6,170	3,921	4,248	4,731
Wealth	7,101	7,406	7,670	7,232	6,615
Insurance	3,771	3,970	3,771	4,016	3,957
Subtotal - Core Non-interest Income	$25,769	$29,261	$27,534	$28,396	$27,171
Pension curtailment gain	4,066				
Securities losses/ Impairment/ CDO loss		(1,876)	(85,567)	(7,136)	(10,070)
Gain (Loss) on NP Trust Preferred Securities	(7,261)	3,669	(6,249)	51	(1,898)
(Loss) on Sale of SNC Loans		(6,032)			
Gain on Sale of wealth unit		1,226			
Total Non-Interest Income (Loss)	$22,574	$26,248	($64,282)	$21,311	$15,203

NATIONAL PENN

Non-Interest Income

15

Non-Interest Expense

($000s)	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009
Total Non-Interest Expense	$57,657	337,119	52,152	62,652	56,693
Goodwill Impairment		275,000			
FDIC Special Assessment				4,625	
Insurance Recovery			(4,028)		
SERP accrual		2,000			
Core Non-Interest Expense	$57,657	$60,119	$56,180	$58,027	$56,693
Net Interest Income [1]	72,727	73,007	70,972	66,777	64,437
Core Non-Interest Income	25,769	29,261	27,534	28,396	27,171
Core Revenue	98,496	102,268	98,506	95,173	91,608
Core Efficiency Ratio [2]	58.54%	58.79%	57.03%	60.97%	61.89%

(1) Taxable equivalent

(2) Core Non-Interest Expense as a percentage of Core Revenue

NATIONAL PENN

16

For quarter ending:		
	3/31/2010	12/31/2009	3/31/2009
Total risk-based capital	14.17%	13.92%	11.61%
Tier 1 ratio	12.90%	12.66%	10.44%
Tier 1 leverage ratio	9.08%	8.88%	8.62%
Tang. common/ tang. assets	6.66%	6.64%	4.87%

NATIONAL PENN

Capital Ratios
(NPBC)

17

3/31/2010	Illustrative [1] 6/30/2010
Total risk-based capital	12.83%	
Tier 1 ratio	11.57%	
Tier 1 leverage ratio	8.17%	8.32%
Tier 1 capital	711,123	711,123
Average tangible assets	8,706,492	8,549,245
Tier 1 capital in excess of minimum requirement	$14,604	$27,183

[1] Based on 3/31/2010 period end tangible assets and tier 1 capital, assuming no balance sheet growth or internal generation of capital

NATIONAL PENN

Capital Ratios
(National Penn Bank)

18

($000s)	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
ALLL Balance - Beginning of Period	$146,271	$125,490	$98,313	$86,273	$84,006
Loans Charged Off	(27,482)	(28,524)	(29,202)	(27,759)	(16,044)
Recoveries on Charged Off Loans	2,561	2,305	4,379	2,299	786
Provision for Loan Losses	32,500	47,000	52,000	37,500	17,525
ALLL Balance - End of Period	$153,850	$146,271	$125,490	$98,313	$86,273
Total Loans Outstanding	5,915,219	6,024,501	6,199,684	6,306,849	6,365,052
ALLL as a % of Loans	2.60%	2.43%	2.02%	1.56%	1.36%
Peer ALLL as a % of Loans		1.84%	1.85%	1.71%	1.59%
Non-Performing Loans	120,368	125,786	120,120	122,981	63,144
Non-Performing Loans as a % of Loans	2.03%	2.09%	1.94%	1.95%	0.99%
Peer NPLs as a % of Loans		2.63%	2.51%	2.26%	1.91%
ALLL as a % of Non-Performing Loans	128%	116%	104%	80%	137%
Peer ALLL as a % of NPLs		86%	89%	99%	109%

Peer Group as disclosed in NPBC Proxy Statement filed in April, 2009.

NATIONAL PENN

Asset Quality Statistics

19

$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Non-Performing Loans
Net Charge-offs

NATIONAL PENN

Non-Performing Loans and Charge-offs
($000s)

20

Classified Loans
($000s)

$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$196,349
$263,332
$375,842
$483,163
$501,485
$532,048
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010

NATIONAL PENN

Note: Classified loans consist of loans risk rated substandard, doubtful, or loss. As such classified loans include non-performing loans.

21

Loan Risk Profile March 31, 2010

($000s)	3/31/2010 Balance	% of Loans	Classified/ Loans	Non-Performing/ Loans	YTD Net Charge-offs (annualized)/ Avg. Loans	Total Past Due/ Loans
Commercial	$2,712,201	46%	12.37%	1.42%	0.31%	0.37%
CRE Permanent	865,003	15%	5.78%	1.54%	0.17%	0.56%
CRE Construction	365,641	6%	31.32%	11.15%	18.83%	0.44%
Home Equity and Direct	769,857	13%	0.45%	0.45%	0.24%	0.59%
Private Banking	167,954	3%	3.96%	2.08%	0.00%	0.34%
Indirect	138,536	2%	0.13%	0.13%	1.43%	0.97%
Residential Mortgage	832,860	14%	2.25%	2.25%	1.29%	0.83%
Leasing/ Other	63,167	1%	4.75%	3.07%	1.87%	3.24%
Total	$5,915,219	100%	8.99%	2.03%	1.66%	0.54%

NATIONAL PENN

22

Non-Performing Assets
11%
7%
4%
2%
0%
76%
Southeastern PA
NJ, DE
Northeastern PA
Other
Central PA
Western PA

Gross Charge-offs
11%
5%
6%
1%
0%
77%
Southeastern PA
NJ, DE
Northeastern PA
Other
Central PA
Western PA

NATIONAL PENN

Non-Performing Assets and Gross
Charge-offs - Geographic Region
March 31, 2010

23

● Short-term execution
 ● Strategically managing our balance sheet
 ● Improving asset quality
 ● Controlling expenses
● Long-term focus
 ● Continued regulatory compliance
 ● Repayment of TARP at appropriate time and in
 shareholder friendly manner
 ● Effective capital management
 ● Long-term profitability and shareholder value
Positive Momentum